                                  Exhibit 10.2

               Omitted Exhibits and Schedules to Credit Agreement

          The following Exhibits and Schedules have been omitted from
Exhibit 10.1 (Credit Agreement). The Registrant will furnish supplementally a copy of any omitted Exhibit and/or Schedule to the Credit Agreement (Exhibit
10.1 to this Form 8-K) to the Securities and Exchange Commission upon request:

  Exhibit A        Form of Revolving Credit Note
  Exhibit B-1      Form of Standby Letter of Credit Application
  Exhibit B-2      Form of Merchandise Letter of Credit Application
  Exhibit B-3      Form of Letter of Credit Agreement
  Exhibit C        Form of Opinion of Counsel to the Borrower
  Exhibit D        Form of Quarterly Compliance Certificate
  Exhibit E        Form of Significant Subsidiary Guaranty
  Exhibit F        Form of Transfer Supplement
  Exhibit G        Form of Payoff Letter for Asset Based Lending Facility

  Schedule 3.01(g) Prior Letters of Credit
  Schedule 4.01    Corporate Status
  Schedule 4.04    Governmental Approvals and Filings
  Schedule 4.05    Absence of Conflicts
  Schedule 4.09    Absence of Undisclosed Liabilities
  Schedule 4.10    Material Adverse Changes
  Schedule 4.16    Subsidiaries
  Schedule 4.17    Partnerships, etc.
  Schedule 4.18    Ownership and Control
  Schedule 4.19    Litigation
  Schedule 4.21    Absence of Other Conflicts
  Schedule 4.22    Insurance
  Schedule 4.25    Taxes
  Schedule 4.26    Employee Benefits
  Schedule 4.27    Environmental Matters
  Schedule 6.13    Certain Indebtedness to be Repaid
  Schedule 7.02    Permitted Liens
  Schedule 7.03    Permitted Indebtedness
  Schedule 7.04    Permitted Guaranties, Indemnities, etc.
  Schedule 7.05    Permitted Loans, Advances and Investments
  Schedule 7.12    Permitted Dealings with Affiliates
  Schedule 7.18    Agreements Containing Restrictions on Amendment of
                   Loan Documents